UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2005

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GIBRALTAR INDUSTRIES, INC.

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(Exact name of registrant as specified in its charter)

Delaware                        0-22462                16-1445150
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(State or other jurisdiction           (Commission             (IRS Employer
            of incorporation)                          File Number)          Identification No.)

3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York                         14219-0228
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(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (716) 826-6500
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(formerly Gibraltar Steel Corporation)
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(Former name or former address, if changed since last report)

Item 1.01 Entry into a Material Definitive Agreement.

On May 19, 2005 our stockholders approved the Gibraltar Industries, Inc. 2005 Equity Incentive Plan.

The 2005 Equity Incentive Plan provides for the issuance of up to 2,250,000 shares of Common Stock.  Of that number of shares, the aggregate number of shares which may be issued in connection with grants of Restricted Stock or Restricted Units cannot exceed 1,350,000 shares and the aggregate number of shares which may be issued in connection with grants of Incentive Stock Options and Rights cannot exceed 900,000 shares.

The following is a summary of the material features of the 2005 Equity Incentive Plan (the "Plan"):

Eligible Participants.

Officers and other employees of the Company and its subsidiaries, non-employee Directors of the Company and consultants and independent advisors to the Company are eligible to receive awards under the Plan.

Administration

The Board of Directors administers the 2005 Equity Incentive Plan with respect to non-employee directors, consultants and independent advisors.  The Board of Directors also administers the plan with respect to Executive Officers, based on recommendations of the Compensation Committee.  The Compensation Committee administers the plan with respect to all other employees, but may delegate that authority to the Chief Executive Officer.  The administrator of the plan is referred to as the Committee.

Reservation of Common Stock

2,250,000 shares of Common Stock were reserved for issuance under the 2005 Equity Incentive Plan.  If any award made under the plan expires, is forfeited or settled by payment of cash, the shares which could have been purchased or granted under that award will be available for reissuance under the plan.  The number of shares of Common Stock available for issuance under the 2005 Equity Incentive Plan and the number of shares issuable under outstanding awards will be proportionately adjusted if the number of outstanding shares of Company Common Stock changes as a result of a stock dividend, stock split, recapitalization or the like, or if the Company's Common Stock is converted as a result of a reorganization.

Types of Awards

Awards will be in the form of Options, Restricted Shares, Restricted Units, Performance Shares, Performance Units and Rights.  The forms of Award which have been adopted to date are: (i) the Gibraltar Industries, Inc. 2005 Equity Incentive Plan Form of Award of  Restricted Units (Long Term Incentive)  (Exhibit 99.2, incorporated herein); (ii) Gibraltar Industries, Inc. 2005 Equity Incentive Plan Form of Award of Non-Qualified Option (Exhibit 99.3, incorporated herein);  (iii) Gibraltar Industries, Inc. 2005 Equity Incentive Plan Form of Award (Retirement) (Exhibit 99.4, incorporated herein).

Terms of Awards.

The Committee shall determine which eligible participants shall be granted awards, the terms and provisions of the awards and the number of shares of Common Stock for which awards are granted.

Options

Option Price. The exercise price of each option granted under the 2005 Equity Incentive Plan will be determined by the Committee at the time the option is granted, but shall not be less than 100% of the fair market value of the Common Stock on the date of the grant. Grants of incentive stock options to individuals holding 10% or more of the combined voting power of the Company's outstanding capital stock cannot have an exercise price of less than 110% of the fair market value of the Common Stock on the date of the grant.

Option Exercise Periods.  Options granted under the 2005 Equity Incentive Plan expire ten years after the date granted. Incentive Stock Options granted to individuals holding 10% or more of the voting power of the Company's outstanding capital stock expire after five years. Options will not be exercisable upon termination of a holder's service with the Company, whether or not they were otherwise exercisable, unless otherwise provided in the terms of the option award.

Restricted Shares and Restricted Units

Restrictions and Restricted Period.  Except for awards granted under the MSPP described below, Shares or Restricted Units granted under the 2005 Incentive Equity Plan may not be sold or otherwise disposed of during a restricted period established by the Committee at the time of the grant.

Rights While Restricted Shares Remain Subject to Restrictions.   Holders of Restricted Shares granted under the 2005 Incentive Equity Plan shall have the right to vote Restricted Shares and receive payment of dividends on Restricted Shares during the restricted period.  If provided by the terms of a restricted share award, dividends payable with respect to Restricted Shares may be used to purchase additional shares, subject to the same restrictions as the original shares.

Rights While Restricted Units Remain Subject to Restrictions.  Restricted Units do not provide any voting or cash dividend rights to the holder of such Units.  However, dividends paid in shares will entitle a holder of Restricted Units to additional Restricted Units having the same restricted period as the original Restricted Units.

Management Stock Purchase Plan.  On the date that the adoption of the 2005 Equity Incentive Plan was approved, the Board of Directors approved the adoption of the Gibraltar Industries, Inc. Management Stock Purchase Plan (the MSPP) to establish a framework for a specific type of Restricted Unit award under the 2005 Equity Incentive Plan.  The MSPP is an integral part of the 2005 Equity Incentive Plan.  The MSPP provides eligible employees of the Company the right to use up to 50% of their annual bonus to purchase Restricted Units at a price equal to the then applicable fair market value of the Company's Common Stock.  If an eligible employee uses a portion of his annual bonus to purchase Restricted Units, the Company will make an award to the eligible employee of an identical number of Restricted Units (Matching Units).  Restricted Units purchased or awarded under the MSPP will reduce the number of shares otherwise available for issuance under the 2005 Equity Incentive Plan.

Forfeiture of Restricted Shares and Restricted Units.  If the holder of Restricted Shares or Restricted Units terminates his service with the Company before the expiration of the restricted period, the Restricted Shares or Restricted Units will be forfeited unless otherwise specifically provided by the terms of the award.  In addition, any Matching Units awarded to an eligible employee under the MSPP will be forfeited if the eligible employee's employment is terminated  before age 60.

Payment of Restricted Shares and Restricted Units.  Payment upon the lapse of the restricted period for Restricted Shares shall be made by the issuance of shares of Common Stock.  Payment upon the lapse of the restricted period for Restricted Units may be made in shares or cash, as provided for in the original instrument evidencing the award.   Restricted Units awarded under the MSPP will only be paid in cash.

Performance Shares and Performance Units

Performance Goals and Performance Period.  The Committee shall establish written performance goals and performance periods for each award of Performance Shares or Performance Units granted under the 2005 Incentive Equity Plan.

Rights While Performance Shares Remain Subject to the Achievement of Performance Goals.   Holders of Performance Shares granted under the 2005 Equity Incentive Plan shall have the right to vote Performance Shares and receive payment of dividends on Performance Shares during the performance period.  However, if provided by the terms of a performance share award, dividends on Performance Shares may be used to purchase additional shares, subject to the same performance goals and performance period as the original Performance Shares.

Rights While Performance Units Remain Subject to the Achievement of Performance Goals.   Performance Units do not provide any voting or cash dividend rights to the holder of such Units.  However, dividends paid in shares will entitle a holder of Performance Units to additional Performance Units having the same performance goals and performance period as the original Performance Units.

Forfeiture of Performance Shares and Performance Units.  If the holder of Performance Shares or Performance Units terminates his service with the Company before the expiration of the performance period, the Performance Shares or Performance Units will be forfeited unless otherwise specifically provided by the terms of the award.

Payment for Performance Shares and Performance Units.  Common Stock will be issued for the payment of Performance Shares if performance goals are achieved within the performance period. Common Stock will be issued or cash will be paid for Performance Units, as provided in the award, if the performance goals within the performance period are achieved.

Rights

Terms of Rights.  Rights granted under the 2005 Equity Incentive Plan shall provide the holder with the right to receive shares or cash in an amount determined based on the appreciation, if any, in the value of a specified number of shares of Common Stock over a specified period of time, each as established by the Committee.  The base price used to determine the amount of the appreciation in value will not be less than the fair market value of a share of Common Stock on the date the award of Rights is made.

Rights during the Appreciation Period.   Rights do not provide any voting or cash dividend rights to the holder.   However, dividends paid in shares of Common Stock will entitle a holder to additional Rights having an appreciation period which ends at the same time the appreciation period ends for the original Rights.  The base price for such additional rights is the fair market value of a share of Common Stock on the date dividends are paid.

Forfeiture of Rights.  If the holder of Rights terminates his service with the Company before the expiration of the appreciation period, the Rights will be forfeited unless otherwise specifically provided by the terms of the award of Rights.

Change in Control

Upon a "change in control" of the Company (as defined in the 2005 Equity Incentive Plan), all outstanding Options and Rights will be converted to a right to receive cash, restrictions on Restricted Shares and Restricted Units will lapse, and all Performance Shares and Performance Units will be treated as if the performance goals had been met.

Federal Tax Consequences.

Options.  Upon exercise of an Incentive Stock Option, an optionee will not realize federally taxable income (except that the alternative minimum tax may apply) and the Company will not be entitled to any deduction. If the optionee sells the shares more than two years after the grant date and more than one year after exercise, the entire gain, if any, realized upon the sale will be federally taxable to the optionee as long-term capital gain and the Company will not be entitled to a corresponding deduction. If the optionee does not satisfy the holding period requirements, the optionee will realize ordinary income, in most cases equal to the difference between the option price of the shares and the lesser of the fair market value of the shares on the exercise date or the amount realized on a sale or exchange of the shares, and the Company will be entitled to a corresponding deduction. The favorable tax treatment provided by the Code to Incentive Stock Options granted under the 2005 Equity Incentive Plan is limited to options to purchase Common Stock, which has a fair market value of at the date of the option grant of $100,000 or less and that first become exercisable in any one year.

Restricted Shares and Performance Shares.  The value of Restricted Shares and Performance Shares awarded are taxed as ordinary income to the award recipient in the year the restrictions lapse and the award is paid. Alternatively, recipients of an award of Restricted Shares or Performance shares may file an election under Section 83(b) of the Internal Revenue Code and include the value of the Restricted Shares or Performance Shares as ordinary income in the year of the grant.

Transferability

Generally, awards granted under the 2005 Equity Incentive Plan are not transferable by a recipient during his or her lifetime. However, if the award is not an incentive option, and the instrument evidencing the award permits, a recipient may transfer his or her rights with respect to an award, or any portion thereof, to a family member.

Amendments

The Board of Directors may suspend, amend or terminate the 2005 Equity Incentive Plan, provided that, stockholder approval is required for any amendment which (i) increases the maximum number of shares as to which options may be issued under the 2005 Equity Incentive Plan or (ii) materially modifies the requirements as to eligibility or participation in the 2005 Equity Incentive Plan.   The applicable listing standards of the NASDAQ National Market require stockholder approval of any material amendment to the 2005 Equity Incentive Plan.

    Exhibit 99.1 is incorporated by reference under this Item 1.01.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 Gibraltar Industries, Inc. 2005 Equity Incentive Plan

Exhibit 99.2 Gibraltar Industries, Inc. 2005 Equity Incentive Plan Form of Award of  Restricted Units (Long Term Incentive)

Exhibit 99.3 Gibraltar Industries, Inc. 2005 Equity Incentive Plan Form of Award of Non-Qualified Option

Exhibit 99.4 Gibraltar Industries, Inc. 2005 Equity Incentive Plan Form of Award (Retirement)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2005              GIBRALTAR INDUSTRIES, INC.

                                                             /S/  David W. Kay
                                                         Name: David W. Kay
                                                        Title:   Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1 Gibraltar Industries, Inc. 2005 Equity Incentive Plan

Exhibit 99.2 Gibraltar Industries, Inc. 2005 Equity Incentive Plan Form of Award of  Restricted Units (Long Term Incentive)

Exhibit 99.3 Gibraltar Industries, Inc. 2005 Equity Incentive Plan Form of Award of Non-Qualified Option

Exhibit 99.4 Gibraltar Industries, Inc. 2005 Equity Incentive Plan Form of Award (Retirement)